EXHIBIT 8.1
LIST OF SUBSIDIARIES

Company Name	Registered Office	Activity	Held by

Agassiz beach LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Agricola Rio Sahuil Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehe SA

Agricola Y Constructora Rio Guanehue SA	Santiago (Chile)	Electricity generation from renewable sources	Empresa Electrica Panguipulli SA Energia de Los lagos Ltda

Aiten AS	Trnava (Slovakia)	Information technology	Slovenské Elektràrne AS

Alvorada Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Americas Generation Corporation	Panama (Republic of Panama)	Holding	Americas Holding Corporation

Americas Holding Corporation	Panama (Republic of Panama)	Holding	Enel Panama Ltd Enel Fortuna SA

Apiacàs Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Aquenergy Systems Inc.	South Carolina — USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.

Asotin Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Autumn Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Avisio Energia S.p.A.	Trento (Italy)	Gas distribution	Enel Rete Gas S.p.A.

Aziscohos Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Barras Electricas Galaico Asturianas SA	Lugo (Spain)	Electricity distribution	Electra de Viesgo Distribucion SL

Barras Electricas Generacion SL	Lugo (Spain)	Electricity generation	Barras Electricas Galaico Asturianas SA

Beaver Falls Water Power Company	Pennsylvania — USA	Electricity generation from renewable sources	Beaver Valley Holdings Ltd.

Beaver Valley Holdings Ltd.	Pennsylvania — USA	Electricity generation from renewable sources	Hydro Development Group Inc.

Beaver Valley Power Company	Pennsylvania — USA	Electricity generation from renewable sources	Hydro Development Group Inc.

Boot Field LLC	Delaware — USA	Electricity generation from renewable sources	Boot Hydropower Inc.

Boot Hydropower Inc.	Massachusetts — USA	Electricity generation from renewable sources	Boot Sheldon Holdings LLC

Company Name	Registered Office	Activity	Held by

Boot Sheldon Holdings LLC	Delaware — USA	Electricity generation from renewable sources	Hydro Finance Holding Company Inc.

Braco Norte Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Bypass Power Company	California — USA	Electricity generation from renewable sources	CHI West Inc.

Canastota Wind Power LLC	Delaware — USA	Electricity generation from renewable sources	Essex Company

Central American Power Services Inc.	Delaware — USA	Electricity generation from renewable sources	Enel Latin America LLC

CHI Acquisitions Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Acquisitions II Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

CHI Black River Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

CHI Canada Inc.	Québec — Canada	Electricity generation from renewable sources	CHI Finance LLC

CHI Dexter Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

CHI Finance LLC	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Hydroelectric Company Inc.	Newfoundland — Canada	Electricity generation from renewable sources	CHI Canada Inc.

CHI Highfalls Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

CHI Idaho Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Magic Valley Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Minnesota Wind LLC	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

CHI Mountain States Operations Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Operations Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Power Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Power Marketing Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Universal Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

CHI West Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Company Name	Registered Office	Activity	Held by

CHI Western Operations Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Cise S.r.l.	Rome (Italy)	Real estate management	Enel S.p.A.

Climare Scrl	Genoa (Italy)	Energy services	Enel Distribuzione S.p.A.

Co.Im Gas S.p.A.	S. Maria a Colle (Italy)	Plant management, distribution and sale of gas	Enel Rete Gas S.p.A.

Concert S.r.l.	Rome (Italy)	Certification of products facilities and equipment	Enel Produzione S.p.A.

Coneross Power Corporation Inc.	South Carolina — USA	Electricity generation from renewable sources	Aquenergy Systems Inc.

Enel Guatemala SA (previously Conexion Energetica Centroamericana SA)	Guatemala	Electricity generation from renewable sources	Enel Green Power International SA

Conexion Energetica Centroamericana El Salvador SA	San Salvador (El Salvador)	Electricity generation from renewable sources	Gruppo EGI SA de cv Enel Latin America LLC

Consolidated Hydro Mountain States Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Consolidated Hydro New Hampshire Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Universal Inc.

Consolidated Hydro New York Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Consolidated Hydro Southeast Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc. Gauley River Power Partners LP

Consolidated Pumped Storage Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Constructora Cerro Pitren Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehue SA

Crosby Drive Investments Inc.	Massachusetts — USA	Electricity generation from renewable sources	Asotin Hydro Company Inc.

Cuiabà Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Dalmazia Trieste S.r.l.	Rome (Italy)	Real estate management	Cise S.r.l.

Decom Slovakia spol. s.r.o.	Trnava (Slovakia)	Engineering	Slovenské Elektràrne AS

Deval S.p.A.	Aosta (Italy)	Electricity distribution Valle D’Aostain	Enel S.p.A.

Deval Energie S.r.l.	Aosta (Italy)	Sale of electricity	Deval S.p.A.

EGI Costa Rica Viento SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

Electra de Viesgo Distribuciòn SL	Santander (Spain)	Distribution and sale of electricity	Enel Distribuzione S.p.A.

Company Name	Registered Office	Activity	Held by

Electrificadora Ecologica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	ZMZ General SA

Empresa de Generacion Electrica Fortuna SA	Panama (Republic of Panama)	Electricity generation from renewable sources	Americas Generation Corporation

Empresa Electrica Panguipulli SA	Santiago (Cile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda

Energia Alerce Ltda

Empresa Electrica Puyehue SA	Santiago (Cile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda

Energia Alerce Ltda

Empresa Nacional de Geotermia SA	Santiago (Cile)	Electricity generation from renewable sources	Enel Cile Ltda

Enel Brasil Participacoes Ltda	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA

Enel France Sas	Lyon (France)	Holding	Enel Investment Holding BV

Enel Servizi S.r.l. (previously Enel Ape S.r.l.)	Rome (Italy)	Personnel administration activities, real estate and facility management, information technology	Enel S.p.A.

Enel Capital S.r.l.	Rome (Italy)	Venture capital	Enel S.p.A.

Enel Comercializadora de Gas SA	Madrid (Spain)	Sale of gas and electricity	Enel Trade S.p.A.

Enel Distribuzione S.p.A.	Rome (Italy)	Electricity distribution	Enel S.p.A.

Enel Electrica Banat SA (previously Electrica Banat SA)	Timisoara (Romania)	Electricity distribution	Enel Distribuzione S.p.A.

Enel Electrica Dobrogea SA (previously Electrica Dobrogea SA)	Constanta (Romania)	Electricity distribution	Enel Distribuzione S.p.A.

Enel Energia S.p.A. (formerly Enel Gas S.p.A.)	Milan (Italy)	Sale of gas and electricity	Enel S.p.A.

Enel Energy Europe S.r.l.	Rome (Italy)	Holding company	Enel S.p.A.

Enel Erelis Sas	Lyon (France)	Electricity generation from renewable sources	Enel France Sas

Enel ESN Energo LLC	Moscow (Russia)	Management and maintenance of electricity generation plants	Enel ESN Management BV

Enel ESN Management BV	Amsterdam (Holland)	Holding company	Enel Produzione S.p.A.

Enel.Factor S.p.A.	Rome (Italy)	Factoring	Enel S.p.A.

Enel Finance International SA	Luxembourg	Finance	Enel S.p.A.

Company Name	Registered Office	Activity	Held by

Enel Fortuna SA	Panama (Republic of Panama)	Holding	Enel Investment Holding BV

Enel Green Power International SA	Luxembourg	Holding of foreign companies operating in the electricity generation from renewable sources	Enel Produzione S.p.A. Enel Investment Holding BV

Enel Kansas LLC	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Enel Investment Holding BV	Amsterdam (Holland)	Holding company	Enel S.p.A.

Enel Ireland Finance Ltd	Dublin (Ireland)	Finance	Enel Finance International SA

Enel Latin America LLC (previously EGI LLC)	Delaware — USA	Electricity generation from renewable sources	Enel Green Power International SA

Enel M@p S.p.A.	Rome (Italy)	Services	Enel Distribuzione S.p.A.

Enel Maritza East 3 AD (formerly Maritza East III Power Company AD)	Sofia (Bulgaria)	Electricity generation	Maritza East III Power Holding BV

Enel.NewHydro S.r.l.	Rome (Italy)	Engineering, hydro systems	Enel S.p.A.

Enel North America Inc. (previously CHI Energy Inc.)	Connecticut — USA	Electricity generation from renewable sources	Enel Green Power International SA

Enel Operations Bulgaria AD (formerly Martiza East 3 Operating Company AD)	Galabovo (Bulgaria)	Power plant construction, management and maintenance	Maritza O&M Holding Netherlands BV

Enel Panama Ltd.	Panama (Republic of Panama)	Electricity generation from renewable sources	Enel Investment Holding BV

Enelpower S.p.A.	Milan (Italy)	Engineering and contracting	Enel S.p.A.

Enelpower Contractor and Development Saudi Arabia Ltd	Riyadh (Saudi Arabia)	Power plant construction, management and maintenance	Enelpower S.p.A.

Enelpower do Brasil Ltda	Rio de Janeiro (Brasil)	Engineering and contracting	Enelpower S.p.A.

Enelpower UK Ltd	London (United Kingdom)	Engineering and contracting	Enelpower S.p.A.

Enel Produzione S.p.A.	Rome (Italy)	Electricity generation	Enel S.p.A.

Enel.Re Ltd	Dublin (Ireland)	Reinsurance	Enel Investment Holding BV

Enel Rete Gas S.p.A.	Milan (Italy)	Natural gas distribution and sales; waste management	Enel Distribuzione Gas S.p.A.

Enel Service UK Ltd	London (United Kingdom)	Services	Enel Trade S.p.A.

Enel Servicii S.r.l.	Bucarest (Romania)	Services	Enel S.p.A.

Enel Distribuzione S.p.A.

Enel.si — Servizi integrati S.r.l.	Rome (Italy)	Engineering and energy related services	Enel S.p.A.

Enel Sole S.r.l. (previously Società luce elettrica S.p.A. Gruppo Enel)	Rome (Italy)	Public lighting system	Enel S.p.A.

Company Name	Registered Office	Activity	Held by

Enel Trade S.p.A.	Rome (Italy)	Fuel trading and logistics — Sale of electricity	Enel S.p.A.

Enel Viesgo Energia SL	Santander (Spain)	Sale of electricity and natural gas	Electra de Viesgo Distribucion SL

Enel Viesgo Generaciòn SL	Santander (Spain)	Generation and sale of electricity	Enel Produzione S.p.A.

Enel Viesgo Servicios SL	Santander (Spain)	Services	Enel S.p.A. Enel Produzione S.p.A. Enel Distribuzione S.p.A.

Energia Alerce Ltda	Santiago (Cile)	Electricity generation from renewable sources	Enel Latin America LLC Green Power International SA

Enel Chile Ltda	Santiago (Cile)	Electricity generation from renewable sources	Energia Alerce Ltda Enel Latin America LLC

Enelco SA	Atene (Greece)	Power plant construction, management and maintenance	Enel Investment Holding BV

Energia Global SA de cv	Massachusetts — USA	Electricity generation from renewable sources	Enel Latin America LLC

Enel Costa Rica SA (formerly Energia Global de Costa Rica SA)	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Enel Latin America LLC

Energia Global Operaciones SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

Energosluzby AS	Trnava (Slovakia)	Services	Slovenské Elektràrne AS

Essex Company	Massachusetts — USA	Electricity generation from renewable sources	Enel North America Inc.

Florence Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Fulcrum Inc.	Idaho — USA	Electricity generation from renewable sources	Consolidated Hydro Mountain States Inc.

Gauley Hydro LLC	Delaware — USA	Electricity generation from renewable sources	Essex Company

Gauley River Management Corporation	Vermont — USA	Electricity generation from renewable sources	CHI Finance LLC

Gauley River Power Partners LP	Vermont — USA	Electricity generation from renewable sources	Gauley River Management Corporation Gauley Hydro LLC

Generadora de Occidente Ltda	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Enel Guatemala SA

Generadora Montecristo SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Enel Guatemala SA

Company Name	Registered Office	Activity	Held by

Geotermica Nicaraguense SA	Managua (Nicaragua)	Electricity generation from renewable sources	Enel Produzione S.p.A.

Gestion Cogeneration Inc.	Quebec — Canada	Electricity generation from renewable sources	Hydrodev Inc.

Grupo EGI SA de cv	San Salvador (El Salvador)	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA

Hadley Ridge LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Hera Rete Modena S.r.l.	Bologna (Italy)	Electricity distribution	Enel Distribuzione S.p.A.

Highfalls Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

Hope Creek LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Hosiery Mill Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Hydrodev Inc.	Québec — Canada	Electricity generation from renewable sources	CHI Canada Inc.

Hydro Development Group Inc.	New York — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Hydro Energies Corporation	Vermont — USA	Electricity generation from renewable sources	CHI Finance Inc.

Hydro Finance Holding Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Hydrogen Park — Marghera per l’idrogeno S.c.r.l.	Venice (Italy)	Electricity generation from renewable sources	Enel Produzione S.p.A.

Isamu Ikeda Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Jack River LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Jessica Mills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Julia Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Kings River Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

Kinneytown Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

LaChute Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Littleville Power Company Inc.	Massachusetts — USA	Electricity generation from renewable sources	Hydro Development Group Inc.

Company Name	Registered Office	Activity	Held by

Lower Saranac Corporation	New York — USA	Electricity generation from renewable sources	Twin Saranac Holdings LLC

Maritza East III Power Holding BV	Amsterdam (Holland)	Holding company	Enel Produzione S.p.A.

Mascoma Hydrom Corporation	New Hampshire — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Metansicula S.p.A.	Milan (Italy)	Gas distribution	Enel Rete Gas S.p.A.

Metansicula Vendita S.r.l.	Milan (Italy)	Gas sale	Enel Energia S.p.A.

Metro Wind LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Mill Shoals Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

Minnewawa Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Molinos de Viento del Arenal SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA

Motherlode Hydro Inc.	California — USA	Electricity generation from renewable sources	CHI West Inc.

Newind Group Inc.	Newfoundland — Canada	Electricity generation from renewable sources	CHI Canada Inc.

Northwest Hydro Inc.	Delaware — USA	Electricity generation from renewable sources	CHI West Inc.

Notch Butte Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

Ochrana a bezpecnost’ SE AS	Mochovce (Slovakia)	Security Services	Slovenské Elektràrne AS

Olympe Inc.	California — USA	Electricity generation from renewable sources	CHI West Inc.

Operacion Y Mantenimiento Tierras Morenas SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA

Ottauquechee Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance LLC

Pelzer Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.

P.H. Don Pedro SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

P.H. Guacimo SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI LLC Energia Globa de Costa Rica SA

P.H. Rio Volcan SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

Pragma Energy SA	Lugano (Switzerland)	Coal trading	Enel Investment Holding BV

Primavera Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Company Name	Registered Office	Activity	Held by

Quatiara Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Reti Gas S.c.r.l.	Bologna (Italy)	Network construction in the gas sector	Enel Rete Gas S.p.A.

Ruthton Ridge LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Sfera — Società per la formazione e le risorse aziendali S.r.l.	Rome (Italy)	Human resources	Enel S.p.A.

Sheldon Vermont Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Boot Sheldon Holdings LLC

Slate Creek Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Slovenskè Elektràrne AS	Bratislaw (Slovakia)	Electricity generation	Enel Produzione S.p.A.

Slovenskè Elektràrne CR s.r.o	Brno (Slovakia)	Finance	Slovenskè Elektràrne AS

Slovenské Elektràrne Finance BV	Rotterdam (Holland)	Finance	Slovenskè Elektràrne AS

Snyder Wind Farm LLC	Texas — USA	Electricity generation from renewable sources	CHI Power Inc.

Socibe Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Société Armoricaine d’Energie Eolienne Sarl	Lyon (France)	Electricity generation from renewable sources	Enel Erelis Sas

Société du Parc Eolien Grandes Terres Est Eurl	Lyon (France)	Electricity generation from renewable sources	Enel Erelis Sas

Société du Parc Eolien Grandes Terres Ouest Eurl	Lyon (France)	Electricity generation from renewable sources	Enel Erelis Sas

Soliloquoy Ridge LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Somersworth Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Universal Inc.

Southwest Transmission LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Spartan Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Summit Energy Storage Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Sun River LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Sweetwater Hydroelectric Inc.	New Hampshire — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Company Name	Registered Office	Activity	Held by

Tecnoguat SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC

TKO Power Inc.	California — USA	Electricity generation from renewable sources	CHI West Inc.

Tsar Nicholas LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Trade Wind Energy LLC	Texas — USA	Electricity generation from renewable sources	Enel Kansas LLC

Twin Falls Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Twin Saranac Holdings LLC

Twin Lake Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Twin Saranac Holdings LLC	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.

Vale Energetica SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

VP Energia SA	Rio de Janeiro (Brasil)	Electricity generation from renewable sources	Enel Brasil Participacoes Ltda

Vyzkont s.r.o	Trnava (Slovakia)	Manufacturing of fibre containers	Slovenskè Elektràrne AS

Water & Industrial Services Company S.p.A:	Rome (Italy)	Water depuration	Enel. NewHydro S.r.l.

Western New York Wind Corporation	New York — USA	Electricity generation from renewable sources	Enel North America Inc.

Willimantic Power Corporation	Connecticut — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Winter’s Spawn LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

ZMZ General SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI Costa Rica Viento SA